Exhibit 99.1

                 NMS Communications Announces Financial Results for the Third Quarter Ended September 30, 2006

     FRAMINGHAM, Mass.--(BUSINESS WIRE)--Nov. 8, 2006--NMS Communications (NASDAQ: NMSS), a leading provider of communications technologies and solutions for converged and mobile networks, today announced financial results for the third quarter ended September 30, 2006.

     Total revenues for the third quarter of 2006 were $20.8 million, compared to $30.3 million for the corresponding quarter in 2005. Non-GAAP net loss was $4.1 million or $(0.09) per share for the third quarter, compared to non-GAAP net income of $3.3 million or $0.07 per share in the third quarter of 2005. The non-GAAP net loss for the third quarter of 2006 excludes $1.8 million in non-cash charges, comprised of $365 thousand in amortization of purchased intangible assets and $1.4 million in stock-based compensation expense. GAAP net loss for the third quarter was $5.9 million or $(0.12) per share, compared to net income of $3.3 million or $0.07 per share for the third quarter of 2005 and a net loss of $2.6 million or $(0.05) per share for the second quarter of 2006.

     Total revenues for the first nine months of 2006 were $77.9 million, compared to $77.8 million for the first nine months of 2005. Non-GAAP net loss was $2.4 million or ($0.05) per share for the first nine months of 2006, compared to non-GAAP net income of $1.3 million or $0.03 per share for the first nine months of 2005. The non-GAAP net loss for the first nine months of 2006 excludes $4.5 million in non-cash charges, comprised of $850 thousand in amortization of purchased intangible assets and $3.6 million in stock-based compensation expense. GAAP net loss for the first nine months of 2006 was $6.8 million or $(0.14) per share, compared to net income of $1.3 million or $0.03 per share for the first nine months of 2005.

     Included in both the third quarter and 2006 nine month GAAP and non-GAAP results is a $1.3 million charge, or $(0.03) per share, related to the closing of our Red Bank, NJ facility. There were no such charges for the same periods in 2005.

     The cash and cash equivalents balance on September 30, 2006 was $35.9 million compared to $57.9 million on June 30, 2006. This decrease reflects in part the company's repurchase of $20 million of its common stock under the previously announced stock repurchase programs.

     Business Perspective

     "Our third quarter performance was negatively impacted by softness in our Platforms products, particularly in sales through channel partners in the US and Europe. We are taking decisive cost-cutting actions to position ourselves for a return to profitability in the mid-2007 timeframe," said Bob Schechter, NMS Communications' chairman and CEO. "In the third quarter we closed our Red Bank, NJ facility, and during the fourth quarter we have initiated additional cost reductions. These steps are designed to reduce our G&A costs, streamline product development and leverage lower costs in our Bangalore, India facility. We expect these changes, which will largely be completed in the fourth quarter, to result in annualized cost savings of approximately $10 million."

     "During the quarter we had a number of positive achievements," Schechter added. "Notably, our MyCaller(TM) business saw 78% growth from a year ago and we have continued to see increasing subscriber uptake. AccessGate(TM) revenue of almost $1 million was up from $12,000 a year ago. And our Vision server and OpenAccess(TM) products have a healthy global pipeline of opportunities. The global value-added services market is now at an important inflection point as 3G network deployments enable a new range of rich media content and communications based services for which NMS's offerings are a perfect fit."

     "In summary, with the third quarter now behind us, we are focused on restoring growth and improving our financial performance and market position through a combination of the cost reduction measures we are implementing and increasing sales of all of our offerings. In doing so, we believe we can accelerate our leadership position in the value-added services market enabling and delivering mobile and next-generation applications and services," Schechter concluded.

     Guidance

     The Company currently expects Q4 revenue to be approximately in line with Q3 revenue and operating expenses to increase in the fourth quarter due to additional restructuring costs that we expect will range from $1.2 million to $1.5 million. The Company cautions investors not to rely on prior Company guidance concerning estimated earnings (loss) per share for 2006.

     NMS Conference Call Web Cast

     NMS Communications issues web casts for its conference calls to assure the broad dissemination of information in real time. The Third Quarter 2006 conference call, which is scheduled for 5:00 p.m. ET today, November 8, 2006, will be available live via the Internet by accessing the NMS web site at http://www.nmscommunications.com under the Investor Relations section. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast is also being distributed using CCBN's Investor Distribution Network to both institutional investors at StreetEvents (www.streetevents.com) and individual investors at www.companyboardroom.com.

     A replay will be available on the website at http://ir.nmscommunications.com/events.cfm. You may also listen to the replay by calling 719-457-0820 and entering the pass code 8507443. The replay will be available from 8:00 p.m. ET, November 8, 2006 through 12:00 midnight, November 15, 2006.

     About NMS Communications

     NMS Communications (NASDAQ:NMSS) is a leading provider of communications technologies and solutions for converged and mobile networks. Visit www.nmscommunications.com for more information.

     Statements in this document expressing the beliefs, estimates and expectations of management regarding future performance may be construed as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation the Company's guidance with respect to fourth quarter 2006 revenues and restructuring costs. These statements are based on management's expectations as of the date of this release and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2005. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

     Use of Non-GAAP Financial Measures

     In addition to reporting its financial results in accordance with generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP net loss and non-GAAP loss per share figures, which are non-GAAP financial measures adjusted to exclude certain non-cash expenses. The Company believes that these non-GAAP financial measures are useful to help investors better understand and assess its past financial performance and prospects for the future and facilitates comparisons with the performance of others in our industry. Management uses these non-GAAP financial measures when evaluating the Company's financial results, as well as for internal planning and forecasting purposes. Specifically, in addition to the reasons stated above, the Company has excluded stock-based compensation from its non-GAAP financial measures because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R. Therefore, management believes that excluding stock-based compensation from its non-GAAP financial measures is useful in order to offer consistent information that is comparable to previous information that the Company has publicly disclosed with respect to prior periods for which stock-based compensation was not expensed in accordance with the accounting rules applicable to such periods. Additionally, the Company has excluded the effects of amortization of acquired intangible assets from its non-GAAP financial measures because, in the period prior to the recent Openera acquisition, it did not incur amortization expense of this nature, and the exclusion of this amount helps investors compare operating expenses with prior periods. The non-GAAP financial measures disclosed by the Company, however, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

     NMS Communications, MyCaller, AccessGate and OpenAccess are trademarks of NMS Communications Corporation. All other brand or product names may be trademarks or registered trademarks of their respective holders.


                          NMS COMMUNICATIONS
                Consolidated Statements of Operations
                  (In $000's except per share data)
                             (Unaudited)

                                   For the Three      For the Nine
                                    Months Ended       Months Ended
                                   September 30,      September 30,
                                 ------------------ ------------------

                                   2006      2005     2006      2005
                                 --------- -------- --------- --------

Revenues                         $ 20,783  $30,271  $ 77,921  $77,790

Cost of revenues                    8,358   10,083    27,535   28,995
                                 --------- -------- --------- --------

Gross profit                       12,425   20,188    50,386   48,795
                                       60%      67%       65%      63%
Operating expenses:
 Selling, general and
  administrative                   11,124   10,078    37,070   28,364
 Research and development           6,317    6,837    19,675   19,352
 Restructuring and other related
  costs                             1,308        -     1,308        -
                                 --------- -------- --------- --------
        Total operating expenses   18,749   16,915    58,053   47,716
                                 --------- -------- --------- --------

Operating income (loss)            (6,324)   3,273    (7,667)   1,079

Other income, net                     336      117       919      752
                                 --------- -------- --------- --------

 Income (loss) before income
  taxes                            (5,988)   3,390    (6,748)   1,831

 Income tax expense (benefit)        (113)      63        68      548
                                 --------- -------- --------- --------

Net income (loss)                $ (5,875) $ 3,327  $ (6,816) $ 1,283
                                 ========= ======== ========= ========


 Basic earnings (loss) per
  common share                   $  (0.12) $  0.07  $  (0.14) $  0.03
                                 ========= ======== ========= ========

 Weighted average basic shares
  outstanding                      47,570   47,976    49,052   47,688
                                 ========= ======== ========= ========

 Fully diluted earnings (loss)
  per common share               $  (0.12) $  0.07  $  (0.14) $  0.03
                                 ========= ======== ========= ========

 Weighted average fully diluted
  shares outstanding               47,570   49,011    49,052   48,459
                                 ========= ======== ========= ========


                          NMS COMMUNICATIONS
                 Condensed Consolidated Balance Sheet
                              (In $000)


                                            September 30, December 31,
                                                2006          2005
                                            ------------- ------------
                  ASSETS
-------------------------------------------
Current assets:
     Cash and cash equivalents              $     19,732  $    51,212
     Marketable securities                        16,175       11,002
     Accounts receivable, net of allowance
      for uncollectable accounts of $813
      and $794, respectively                      15,177       16,895
     Inventories                                   4,368        2,844
     Prepaid expenses and other current
      assets                                       3,029        4,092
                                            ------------- ------------
         Total current assets                     58,481       86,045

Property and equipment, net of accumulated
 depreciation and amortization of $36,187
 and $33,912, respectively                         7,009        6,535
Goodwill                                           5,432            -
Other intangible assets, net                       4,147            -
Other assets                                       1,227          723
                                            ------------- ------------
Total assets                                $     76,296  $    93,303
                                            ============= ============

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------
Accounts payable                            $      5,116  $     4,855
Accrued expenses and other liabilities             8,085       10,394
Deferred revenue                                   5,197        3,959
                                            ------------- ------------
Current liabilities                               18,398       19,208

Stockholders' equity                              57,898       74,095
                                            ------------- ------------
Total liabilities and stockholders' equity  $     76,296  $    93,303
                                            ============= ============


                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)


                                     For the Three Months Ended
                                            September 30,
                               ---------------------------------------
                                               2006
                               ---------------------------------------
                                          Adjustments
                                GAAP   (a)  to GAAP       Non-GAAP(b)
                                Results     Results        Results
                               ---------------------------------------

Revenues                       $20,783                    $20,783

Cost of revenues                 8,358          (357)(c,d)  8,001
                               --------   -----------     --------

Gross profit                    12,425           357       12,782
                                    60%                        62%
Operating expenses:
 Selling, general and
  administrative                11,124        (1,336)(c,d)  9,788
 Research and development        6,317           (68)(c)    6,249
 Restructuring and other
  related costs                  1,308             -        1,308
                               --------   -----------     --------
    Total operating expenses    18,749        (1,404)      17,345
                               --------   -----------     --------

Operating income (loss)         (6,324)        1,761       (4,563)

Other income, net                  336                        336
                               --------   -----------     --------

Income (loss) before income
 taxes                          (5,988)        1,761       (4,227)

 Income tax expense (benefit)     (113)                      (113)
                               --------   -----------     --------

Net income (loss)              $(5,875)   $    1,761      $(4,114)
                               ========   ===========     ========


 Basic earnings (loss) per
  common share                 $ (0.12)                   $ (0.09)
                               ========                   ========

 Weighted average basic shares
  outstanding                   47,570                     47,570
                               ========                   ========

 Fully diluted earnings (loss)
  per common share             $ (0.12)                   $ (0.09)
                               ========                   ========

 Weighted average fully
  diluted shares outstanding    47,570                     47,570
                               ========                   ========


                                      For the Three Months Ended
                                             September 30,
                                 -------------------------------------
                                                  2005
                                 -------------------------------------
                                              Adjustments
                                    GAAP   (a)  to GAAP    Non-GAAP(b)
                                    Results     Results     Results
                                 -------------------------------------

Revenues                           $30,271    $        -   $30,271

Cost of revenues                    10,083             -    10,083
                                 ----------   -----------  --------

Gross profit                        20,188             -    20,188
                                        67%                     67%
Operating expenses:
 Selling, general and
  administrative                    10,078             -    10,078
 Research and development            6,837             -     6,837
 Restructuring and other related
  costs                                  -                       -
                                 ----------   -----------  --------
    Total operating expenses        16,915             -    16,915
                                 ----------   -----------  --------

Operating income (loss)              3,273             -     3,273

Other income, net                      117             -       117
                                 ----------   -----------  --------

Income (loss) before income taxes    3,390             -     3,390

 Income tax expense (benefit)           63             -        63
                                 ----------   -----------  --------

Net income (loss)                  $ 3,327    $        -   $ 3,327
                                 ==========   ===========  ========


 Basic earnings (loss) per common
  share                            $  0.07                 $  0.07
                                 ==========                ========

 Weighted average basic shares
  outstanding                       47,976                  47,976
                                 ==========                ========

 Fully diluted earnings (loss)
  per common share                 $  0.07                 $  0.07
                                 ==========                ========

 Weighted average fully diluted
  shares outstanding                49,011                  49,011
                                 ==========                ========



(a) The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
(b) The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c) Stock-based compensation expense
(d) Amortization of identified intangible assets


                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)


                                     For the Nine Months Ended
                                           September 30,
                               --------------------------------------
                                               2006
                               --------------------------------------

                                          Adjustments
                                GAAP   (a)  to GAAP       Non-GAAP(b)
                                Results     Results        Results
                               --------------------------------------

Revenues                       $77,921                    $77,921

Cost of revenues                27,535          (855)(c,d) 26,680
                               --------   -----------     --------

Gross profit                    50,386           855       51,241
                                    65%                        66%
Operating expenses:
 Selling, general and
  administrative                37,070        (3,370)(c,d) 33,700
 Research and development       19,675          (228)(c)   19,447
 Restructuring and other
  related costs                  1,308             -        1,308
                               --------   -----------     --------
    Total operating expenses    58,053        (3,598)      54,455
                               --------   -----------     --------

Operating income (loss)         (7,667)        4,453       (3,214)

Other income, net                  919                        919
                               --------   -----------     --------

Income (loss) before income
 taxes                          (6,748)        4,453       (2,295)

 Income tax expense                 68                         68
                               --------   -----------     --------

Net income (loss)              $(6,816)   $    4,453      $(2,363)
                               ========   ===========     ========


 Basic earnings (loss) per
  common share                 $ (0.14)                   $ (0.05)
                               ========                   ========

 Weighted average basic shares
  outstanding                   49,052                     49,052
                               ========                   ========

 Fully diluted earnings (loss)
  per common share             $ (0.14)                   $ (0.05)
                               ========                   ========

 Weighted average fully diluted
  shares outstanding            49,052                     49,052
                               ========                   ========


                                       For the Nine Months Ended
                                             September 30,
                                  ------------------------------------
                                                  2005
                                  ------------------------------------

                                              Adjustments
                                    GAAP   (a)  to GAAP    Non-GAAP(b)
                                    Results     Results     Results
                                  ------------------------------------

Revenues                           $77,790    $        -   $77,790

Cost of revenues                    28,995             -    28,995
                                  ---------   -----------  --------

Gross profit                        48,795             -    48,795
                                        63%                     63%
Operating expenses:
 Selling, general and
  administrative                    28,364             -    28,364
 Research and development           19,352             -    19,352
 Restructuring and other related
  costs                                  -             -         -
                                  ---------   -----------  --------
    Total operating expenses        47,716             -    47,716
                                  ---------   -----------  --------

Operating income (loss)              1,079             -     1,079

Other income, net                      752             -       752
                                  ---------   -----------  --------

Income (loss) before income taxes    1,831             -     1,831

 Income tax expense                    548             -       548
                                  ---------   -----------  --------

Net income (loss)                  $ 1,283    $        -   $ 1,283
                                  =========   ===========  ========


 Basic earnings (loss) per common
  share                            $  0.03                 $  0.03
                                  =========                ========

 Weighted average basic shares
  outstanding                       47,688                  47,688
                                  =========                ========

 Fully diluted earnings (loss) per
  common share                     $  0.03                 $  0.03
                                  =========                ========

 Weighted average fully diluted
  shares outstanding                48,459                  48,459
                                  =========                ========



(a) The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
(b) The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c) Stock-based compensation expense
(d) Amortization of identified intangible assets


     CONTACT: NMS Communications
              For media and industry analysts:
              Pam Kukla, 508-271-1611
              Pam_Kukla@nmss.com
              or
              For financial analysts:
              Herb Shumway, CFO, 508-271-1481
              Herb_Shumway@nmss.com